[GRAPHIC OMITTED]
                                PICTURES OF FLAGS

                       THE GABELLI GLOBAL OPPORTUNITY FUND
                                  ANNUAL REPORT
                                DECEMBER 31, 2002

TO OUR SHAREHOLDERS,

      In the conclusion to our third quarter report to shareholders we stated that markets had become very oversold by the end of September and investors could expect a decent snap back. This forecast proved to be reasonably correct as markets did bounce sharply in October and November, but December was not a good month for equity investors. For the quarter the Morgan Stanley Capital International ("MSCI") All Country ("AC") World Free Index returned 7.8%. Much of this return was due to the weakness of the U.S. dollar in the exchange market. In aggregate, the European Markets appreciated by 3.9% in local currencies but translated back to U.S. dollars the return increased to 10.2%. All the European markets appreciated in U.S. dollar terms. The best performers were some of the smaller markets such as Sweden, Portugal and Finland. Among the larger markets, France did best with a 17.3% return. The performance of the Swiss Market was disappointing. In local currency terms the market actually fell by 3.2%. Some of the large index constituent companies failed to join the market rally. Europe's largest market, the United Kingdom, also under-performed the European average but not by as much as Switzerland.

      The performance of the Japanese market was very disappointing. The Nikkei 225 Index fell by 8.5% in yen terms and by 6.0% when translated back to dollars. However, for the year Japan actually performed better than Europe. Meanwhile Australia, Hong Kong and Singapore managed small gains for the quarter.

      For the fourth quarter of 2002, The Gabelli Global Opportunity Fund (the "Fund") returned 9.37%, which compares to a return of 5.97% in the average global fund monitored by Lipper Inc.

INVESTMENT OBJECTIVE

      The Fund seeks to invest in common stock of companies that have rapid growth in revenues and earnings and equities trading at a significant discount to their intrinsic value. We pay close attention to a company's market position, management and balance sheet, with particular emphasis on the ability of the company to finance its growth. Generally, we value a company relative to its local market but, where appropriate, will attempt to benefit from valuation discrepancies between markets. Country allocation is likely to reflect broad economic, financial and currency trends as well as relative size of the market.

INVESTMENT RESULTS (CLASS AAA SHARES) (a)

                                        Quarter
                         -------------------------------------
                           1ST       2ND        3RD      4TH         YEAR
                           ---       ---        ---      ---         ----
 2002: Net Asset Value ...$10.38    $9.55      $8.11    $8.87        $8.87
       Total Return ......  3.6%    (8.0)%    (15.1)%    9.4%       (11.5)%
-----------------------------------------------------------------------------
 2001: Net Asset Value ...$11.84   $12.24      $9.48   $10.02       $10.02
       Total Return ......(16.9)%    3.4%     (22.6)%    6.8%       (28.9)%
-----------------------------------------------------------------------------
 2000: Net Asset Value ...$19.07   $17.77     $17.22   $14.24       $14.24
       Total Return ......  5.8%    (6.8)%     (3.1)%   (9.4)%      (13.5)%
-----------------------------------------------------------------------------
 1999: Net Asset Value ...$11.47   $13.00     $13.61   $18.03       $18.03
       Total Return ......  8.7%    13.3%       4.7%    38.9%        79.2%
-----------------------------------------------------------------------------
 1998: Net Asset Value ...   --    $10.23      $9.69   $10.55       $10.55
       Total Return ......   --      2.3%(b)   (5.3)%   13.7%        10.1%(b)
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
               AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 2002(A)
               ---------------------------------------------------
                                                 SINCE
                                     QUARTER   INCEPTION(B)   3 YEAR    1 YEAR
                                     -------   ------------   ------    ------
 Gabelli Global Opportunity Fund
   Class AAA ......................... 9.37%       1.54%     (18.35)%  (11.48)%
 MSCI AC World Free Index ............ 7.84%      (4.95)%    (16.30)%  (18.98)%
 Lipper Global Fund Average .......... 5.97%      (4.23)%    (15.09)%  (19.53)%
--------------------------------------------------------------------------------

(a) Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Morgan Stanley Capital International (MSCI) All Country (AC) World Free Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. Performance for periods less than one year are not annualized. See page 7 for performance results of other share classes.

(b) From commencement of investment operations on May 11, 1998.

Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

MULTI-CLASS SHARES

      The Gabelli Global Series Funds, Inc. began offering additional classes of Fund shares in March 2000. The existing shares remain no-load and have been redesignated as "Class AAA" Shares. Class A, Class B and Class C Shares are targeted to the needs of investors who seek advice through financial consultants.

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
             THE GABELLI GLOBAL OPPORTUNITY FUND CLASS AAA SHARES,
         THE LIPPER GLOBAL FUND AVERAGE AND THE MSCI AC WORLD FREE INDEX

                                 [GRAPH OMITTED]
                              PLOT POINTS FOLLOW:

                       GABELLI GLOBAL
                     OPPORTUNITY FUND       LIPPER GLOBAL        MORGAN STANLEY
                     CLASS AAA SHARES        FUND AVERAGE      WORLD FREE INDEX
5/11/98                        10,000              10,000                10,000
12/31/98                       11,009               9,922                10,613
12/31/99                       19,729              13,459                14,430
12/31/00                       17,068              12,077                11,619
12/31/01                       12,130               9,979                 9,770
12/31/02                       10,737               8,030                 7,916

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                    HOLDINGS BY GEOGRAPHIC REGION - 12/31/02

                                [GRAPH OMITTED]
                              PLOT POINTS FOLLOW:

EUROPE                           38.7%
UNITED STATES                    28.9%
JAPAN                            14.2%
SOUTH AFRICA                     12.8%
ASIA/PACIFIC RIM                  3.4%
CANADA                            2.0%

GLOBAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of December 31, 2002. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

COMMENTARY

      Let's start with the good news. The grinding, unrelenting bear market has offered long term investors an opportunity -- it has made valuations more attractive. For example, European stocks now sell at a price to book value of about 1.6 times and with a dividend yield of over 3.5%. In the case of the United Kingdom market, the yield is nearer to 4.0% with an estimated price earnings multiple at 17 times. For comparison, ten-year U.K. government bonds are yielding 4.2%. These valuations are at a multi-year lows and represent a meaningful discount to equity valuations in the United States. For example, the gap between the United Kingdom and the United States dividend yield is at its highest level since 1976. This had led to a pick-up in merger and acquisition activity especially with medium and small capitalization companies being taken private. We expect this trend to continue.

      There are a number of reasons why stocks in Europe trade at a discount to those in the United States. First, interest rates are lower in the U.S. than Europe, managements are more responsive to shareholders in the U.S. and, of course, there is a more fully developed equity market in the U.S. Clearly, first time equity investors, especially in continental Europe, have been hurt by the bursting of the technology bubble.

However, recent figures suggest that private investors have been bargain hunting in European equities. Recently, European equity prices have suffered as a consequence of forced sales of stocks by insurance companies that have encountered solvency problems. This has prompted both the Swiss and U.K.
authorities to change their guidelines to prevent further, damaging liquidations. Indeed, in the U.K., insurance companies purchased 12.5 billion pounds of equities in the first quarter of 2002 at the market peak and sold 7.1 billion pounds in the third quarter of 2002. Over the past forty years, insurance companies have sold equities in eight quarters and five of these have been in the current bear market. Two were in the bear market of the 1970's. What a wonderful contrary indicator.

      By the end of the third quarter ten-year U.S. government bond yields had fallen to 3.5% giving rise to fears of deflation. These fears have not been exorcised but at the end of 2002 the ten-year bond yield had risen to 3.82%. Conversely, during the quarter bond yields in both Japan and Germany declined, and in the case of Japan quite dramatically to 0.90% from 1.18% at the end of September. U.S. bond yields rose in the face of lower overseas bond rates and a further 50 basis point reduction in the federal funds rate. This was probably due to selling by foreigners, as during the quarter the dollar weakened materially against both the Yen and the Euro.

      From a macro-economic standpoint, a weaker dollar is probably helpful in correcting some imbalances. First, it raises import prices in the United States, preventing deflationary momentum from building. Second, a stronger Euro acts as a tightening in European monetary policy, allowing the European Central Bank to further cut Euro interest rates. Third, it encourages structural reform, due to the loss of competitiveness, in both Europe and Japan. However, this is a fine line and a gradual weakening of the dollar must not be allowed to get out of hand. Why? Because, according to Bill Gross of Pimco, foreigners now hold over $7 trillion of U.S. assets, which includes 13% of the U.S. stock market, 35% of the U.S. Treasury Market and 23% of the U.S. corporate bond market. A rush to the door would be very disruptive.

      Although economic growth is less than stellar in the United States on a relative basis, the U.S. remains an oasis of prosperity. Germany, Europe's largest economy, is generating little, if any, growth. Other European countries, such as the United Kingdom and Spain, are doing better but recent estimates put Gross Domestic Product ("GDP") growth in the Euro Zone at only 1% for 2003. Fiscal policy, as a macroeconomic tool, has been blunted by the "stability pact" which limits the budget deficit as a percentage of GDP. This actually has resulted in taxes being raised in Germany at a time of economic weakness. Commentators have renamed the agreement as the "stupidity pact". Enough said. The Japanese economy received a boost from rising exports but this is now wearing off as consumer demand slows in the U.S. Meanwhile, domestic demand in Japan remains sluggish in an environment of declining real household income.

      The strength of the U.S. dollar over a number of years, faster economic growth in the U.S. than overseas and the attractiveness of U.S. assets has resulted in a large trade and current account deficit. Probably this has now reached an unsustainable level. The impact of an economic slowdown and a decline in the dollar should be a contraction of the trade deficit. However, as we all now know, the rapid and unprecedented collapse in U.S. interest rates orchestrated by the Federal Reserve has caused a massive boom in refinancing. This, in turn, has re-ignited the consumer who has continued to spend on cars and other consumer durables; and many of them originate from overseas, particularly China.

      China has become an extremely important influence on the global economy. The U.S. trade deficit with China is now equal to 1% of U.S. GDP. China, with its fixed exchange rate and rapid productivity growth, is exporting deflation. And, as we have talked about in previous reports, Japan is mired in a deflationary fog. It is now clear that monetary authorities have shifted their attention from inflation to avoiding deflation. Bond investors beware.

INVESTMENT SCORECARD

      Generally the most oversold stocks did best during the quarter. These include, among the Fund's larger holdings, Vodafone, Vivendi, Richemont and Japan Telecom. All these holdings appreciated by more than 20%. For 2002, solid performance from our gold-oriented stocks such as Gold Fields, Harmony Gold and Newmont Mining helped to cushion the effect of the general decline in worldwide markets on our portfolio. At the other end of the spectrum, our laggards for the year included several of the Fund's Japanese stocks, namely Nintendo, THK, Nikko Cordial and Furukawa Electric. In Europe, defensive holdings in sectors such as healthcare and consumer non-durables did not participate in the fourth quarter rally. Despite strong fourth quarter performance, the Fund's telecommunications holdings performed poorly for the full year with Telefonica, Roger Communications and Vodafone retreating significantly.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of December 31, 2002.

BANK OF IRELAND (BKIR.I - $10.27 - IRISH STOCK EXCHANGE) is one of the leading financial institutions in Ireland. The bank is a major beneficiary of the strong economic growth that Ireland is currently experiencing. Outside its home market, the company has expanded into the United Kingdom. Management has created a strong regional bank in the European context, with a dominant presence in the Irish savings market.

COMPAGNIE FINANCIERE RICHEMONT AG (RIFZ.S - $18.66 - VIRT-X STOCK EXCHANGE) is one of the world's leading luxury goods companies with brand names such as Cartier, Piaget, Montblanc, Karl Lagerfeld and Alfred Dunhill. The company also has a major investment in tobacco with its significant investment in B.A.T., the world's second largest tobacco company. Adjusted for its stake in B.A.T., the market values its wholly owned luxury goods business at a significant discount to other luxury goods producers. The company exercises tight control over the distribution of its products, is expanding its retail outlets and is benefiting from the trend towards consumers buying branded jewelry products.

CRH PLC (CRH.L - $12.33 - LONDON STOCK EXCHANGE) is a Dublin, Ireland-based international building materials company that has an excellent long-term track record of increasing earnings per share. CRH is a leading producer and distributor of a wide range of building products and materials that has grown by making acquisitions that are complementary to its existing operations. CRH's diversity in its product line and geographic reach keep this company well protected against a slow down in any one particular product segment or country. This global presence should contribute to CRH's continued growth.

GLAXOSMITHKLINE PLC (GSK.L - $19.19 - LONDON STOCK EXCHANGE) is one of the world's premier health care companies. The company has a five percent share of the global pharmaceutical market with leadership positions in gastrointestinal, respiratory and viral infection therapies. Glaxo's best-known product, Zantac, has recently lost patent protection but other Glaxo drugs are experiencing rapid growth. One of the company's strengths is the effectiveness of their research and development effort and Glaxo remains on track to bring significant new medicines to the market during the next few years.

NEWMONT MINING CORP. (NEM - $29.03 - NYSE) is the world's largest gold producer mining gold on five continents. The company acquired this status following its takeover of Normandy Mining of Australia and Franco Nevada of Canada. Following this transaction, Newmont has a much stronger balance sheet and new avenues for growth. Importantly, Newmont has undertaken to reduce Normandy's hedge position. Looking ahead, Newmont is poised to become the world's leading unhedged gold producer.

NIKKO CORDIAL CORP. (8603.T - $3.37 - TOKYO STOCK EXCHANGE), formerly Nikko Securities, is one of Japan's largest full service securities firms. The company provides financial services including dealing, brokerage, underwriting and asset management. Through their joint venture, Nikko Salomon Smith Barney Limited, the company offers equity underwriting and sales, initial public offerings, cross-border mergers and acquisitions deals and trading services for institutional investors. Nikko Securities is well placed through its joint venture with Citibank to benefit from the industrial restructuring that is likely to occur in Japan. Capital gains tax reform and introductions of defined contribution pension plans should also provide growth opportunities for Nikko to expand its fee based income.

ROCHE HOLDING AG (ROCZG.S - $69.68 - VIRT-X STOCK EXCHANGE) is primarily a pharmaceutical company that also operates in vitamins and fine chemicals, diagnostics, and flavors and fragrances. Pharmaceuticals make up approximately 60% of sales, diagnostics roughly 19%, vitamins and fine chemicals comprise approximately 15% and the balance is the flavors and fragrances business. Roche's pharmaceutical business should benefit from its strong pipeline as well as additional synergies from the Boehringer Mannheim acquisition.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions as reflected below.

                    FEBRUARY                       MARCH             APRIL
                    --------                       -----             -----
    1st Tuesday     Howard Ward                    Howard Ward       Howard Ward
    1st Wednesday   Walter Walsh & Laura Linehan   Caesar Bryan      Charles Minter & Martin Weiner
    2nd Wednesday   Caesar Bryan                   Susan Byrne       Susan Byrne
    3rd Wednesday   Elizabeth Lilly                Henry Van der Eb  Ivan Arteaga
    4th Wednesday   Barbara Marcin                 Barbara Marcin    Walter Walsh & Laura Linehan
    5th Wednesday                                                    Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      We believe that equity prices are discounting continued sluggish growth, at best, in corporate earnings and confidence remains low. However, at current prices, corporations will become increasingly active in pursuing opportunities such as mergers, acquisitions and other associated techniques such as buyouts. In the plus column, a resolution to the crisis in the Middle East is likely to result in a lower oil price, which would act as a tax cut to consumers. Investors can remain confident that the monetary authorities are very aware for the deflationary risks and will remain accommodative. This is a good time to invest in the best overseas companies at attractive valuations.

      The Fund's daily net asset value is available each evening after 6:00 PM (Eastern Time) by calling 800-GABELLI (800-422-3554) or through financial websites on the Internet. The Fund's Nasdaq symbol is GABOX for the Class AAA Shares. Please call us during the business day for further information.

                                  Sincerely,

                                  The Gabelli Global Portfolio Management Team

February 15, 2003


--------------------------------------------------------------------------------
                 Average Annual Returns -- December 31, 2002 (a)
                 -----------------------------------------------
                CLASS AAA SHARES  CLASS A SHARES  CLASS B SHARES  CLASS C SHARES
1 Year ..............(11.48)%        (11.31)%        (12.00)%        (10.98)%
                                     (16.42)%(c)     (16.55)%(d)     (11.89)%(d)
3 Year ..............(18.35)%        (18.30)%        (18.75)%        (18.23)%
                                     (19.90)%(c)     (19.53)%(d)     (18.23)%(d)
Life of Fund (b) ....  1.54%           1.59%           1.22%           1.64%
                                       0.30%(c)        0.81%(d)        1.64%(d)
--------------------------------------------------------------------------------
(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Current returns may be higher or lower than that shown. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. The Class AAA Shares' net asset values are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares and Class C Shares on March 12, 2000, August 16, 2000 and November 23, 2001, respectively. The actual performance for the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these Class of shares. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks. (b) Performance is calculated from inception of Class AAA Shares on May 11, 1998. (c) Includes the effect of the maximum 5.75% sales charge at the beginning of the period. (d) Includes the effect of the applicable contingent deferred sales charge at the end of the period shown for Class B and Class C Shares, respectively. Note:
Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------
NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GLOBAL OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                                   MARKET
     SHARES                            COST         VALUE
     ------                            ----        -------
              COMMON STOCKS -- 94.7%
              AEROSPACE -- 2.9%
       7,500  Lockheed Martin
                Corp. .............$   184,317   $   433,125
                                   -----------   -----------
              AUTOMOTIVE -- 0.9%
       3,761  General Motors Corp.     287,061       138,631
                                   -----------   -----------
              BROADCASTING -- 4.5%
      15,000  Mediaset SpA ........    144,234       114,274
       4,000  Nippon Broadcasting
                System Inc. .......    248,956       119,660
       7,750  NRJ Group ...........    105,633       117,921
       5,000  RTL Group ...........    269,324       148,483
       6,000  Tokyo Broadcasting
                System Inc. .......     88,513        75,436
       7,300  Young Broadcasting Inc.,
                Cl. A+ ............    262,800        96,141
                                   -----------   -----------
                                     1,119,460       671,915
                                   -----------   -----------
              BUILDING AND CONSTRUCTION -- 2.0%
      24,125  CRH plc .............    337,473       297,458
                                   -----------   -----------
              CABLE -- 0.6%
       3,882  Comcast Corp.,
                Cl. A+ ............    182,500        91,499
                                   -----------   -----------
              COMMUNICATIONS EQUIPMENT -- 1.5%
      19,000  Furukawa Electric
                Co. Ltd. ..........    154,139        39,867
       4,000  L-3 Communications
                Holdings Inc.+ ....    170,294       179,640
                                   -----------   -----------
                                       324,433       219,507
                                   -----------   -----------
              CONSUMER PRODUCTS -- 5.9%
       8,000  Christian Dior SA ...    361,416       269,221
      15,000  Compagnie Financiere
                Richemont AG, Cl. A    286,849       279,889
      27,000  Marzotto SpA ........    184,410       148,746
       2,000  Nintendo Co. Ltd. ...    344,434       186,905
                                   -----------   -----------
                                     1,177,109       884,761
                                   -----------   -----------
              CONSUMER SERVICES -- 5.8%
      25,000  Ticketmaster, Cl. B+     262,110       530,500
      15,000  USA Interactive
                Inc.+ .............    339,750       343,800
                                   -----------   -----------
                                       601,860       874,300
                                   -----------   -----------
              ELECTRONICS -- 2.5%
       1,500  Egide SA+ ...........    997,700        22,036
       2,000  Rohm Co. Ltd. .......    445,273       254,656
      30,000  Toshiba Corp.+ ......    152,711        94,042
                                   -----------   -----------
                                     1,595,684       370,734
                                   -----------   -----------
              ENTERTAINMENT -- 4.5%
      31,200  Liberty Media Corp.,
                Cl. A+ ............    509,325       278,928
      60,000  Publishing &
                Broadcasting Ltd. .    329,659       292,249
       7,000  Vivendi Universal
                SA, ADR ...........    482,230       112,490
                                   -----------   -----------
                                     1,321,214       683,667
                                   -----------   -----------

                                                   MARKET
     SHARES                            COST         VALUE
     ------                            ----        -------
              EQUIPMENT AND SUPPLIES -- 0.4%
       6,000  THK Co. Ltd. ........$   131,376   $    66,082
                                   -----------   -----------
              FINANCIAL SERVICES -- 9.1%
       1,000  Allianz AG ..........    369,012        95,124
      50,000  Bank of Ireland .....    309,243       513,657
       7,000  Citigroup Inc. ......    270,158       246,330
       5,000  Invik & Co. AB,
                Cl. B .............    359,167       148,623
       1,000  Muenchener
                Rueckversicherungs-
                Gesellschaft AG ...    298,447       119,626
      70,000  Nikko Cordial Corp. .    657,130       235,948
         302  Travelers Property Casualty
                Corp., Cl. A+ .....      5,591         4,424
         621  Travelers Property Casualty
                Corp., Cl. B+ .....     12,746         9,098
                                   -----------   -----------
                                     2,281,494     1,372,830
                                   -----------   -----------
              FOOD AND BEVERAGE -- 1.1%
      30,131  Compass Group plc ...    214,725       160,078
                                   -----------   -----------
              HEALTH CARE -- 14.6%
       8,208  GlaxoSmithKline plc .    245,935       157,514
      13,600  Novartis AG .........    534,476       496,221
       8,000  Roche Holding AG ....    805,043       557,464
      10,000  Sanofi-Synthelabo SA     438,858       611,247
       9,000  Takeda Chemical
                Industries Ltd. ...    565,250       376,169
                                   -----------   -----------
                                     2,589,562     2,198,615
                                   -----------   -----------
              METALS AND MINING -- 17.1%
      25,000  Antofagasta plc .....    156,360       251,550
      65,000  Gold Fields Ltd.,
                ADR ...............    282,316       907,400
      10,000  Harmony Gold Mining
                Co. Ltd. ..........     56,555       171,318
      45,000  Harmony Gold Mining Co. Ltd.,
                ADR ...............    242,360       756,450
      17,000  Newmont Mining Corp.     396,100       493,510
                                   -----------   -----------
                                     1,133,691     2,580,228
                                   -----------   -----------
              PUBLISHING -- 1.2%
      20,000  Arnoldo Mondadori
                Editore SpA .......    157,737       123,823
      28,500  Independent News &
                Media plc .........     66,359        46,355
       1,477  United Business
                Media plc .........     20,977         6,896
                                   -----------   -----------
                                       245,073       177,074
                                   -----------   -----------
              REAL ESTATE -- 1.3%
      30,000  Cheung Kong
                (Holdings) Ltd. ...    374,199       195,233
                                   -----------   -----------
              SATELLITE -- 1.1%
      25,000  SES Global ..........    408,186       167,896
                                   -----------   -----------

                See accompanying notes to financial statements.

THE GABELLI GLOBAL OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                                   MARKET
     SHARES                            COST         VALUE
     ------                            ----        -------
              COMMON STOCKS (CONTINUED)
              TELECOMMUNICATIONS -- 12.8%
       3,000  ALLTEL Corp. ........$   156,153   $   153,000
       2,400  AT&T Corp. ..........    113,478        62,664
      11,000  BCE Inc. ............    600,675       198,110
      19,500  BT Group plc ........    217,302        61,217
      13,180  Citizens Communications
                Co.+ ..............    187,974       139,049
       4,783  Deutsche Telekom AG,
                ADR ...............    121,558        60,744
          30  Japan Telecom Holdings
                Co. Ltd. ..........    226,539        93,031
         122  KDDI Corp. ..........    865,872       395,803
          25  Nippon Telegraph &
                Telephone Corp. ...    219,778        90,798
      10,500  Rogers Communications
                Inc., Cl. B, ADR+ .    170,881        98,490
       9,000  Sprint Corp. -
                FON Group .........    338,756       130,320
      25,000  Telecom Italia
                SpA, RNC ..........    156,870       126,185
       4,018  Telefonica SA, ADR+ .    162,462       106,758
       4,500  Verizon Communications
                Inc. ..............    273,319       174,375
       2,090  WilTel Communications
                Inc.+ .............     84,897        33,001
                                   -----------   -----------
                                     3,896,514     1,923,545
                                   -----------   -----------
              WIRELESS COMMUNICATIONS -- 4.9%
       6,827  AT&T Wireless
                Services Inc.+ ....    169,684        38,572
      19,500  mm02 plc+ ...........     58,637        13,892
      20,000  Nextel Communications Inc.,
                Cl. A+                 312,920       231,000
      14,000  Rural  Cellular  Corp.,
                Cl. A+ ............    587,677        11,900
      12,500  Sprint Corp. -
                PCS Group+ ........    255,561        54,750
       2,300  Telephone & Data
                Systems Inc. ......     86,665       108,146
       3,000  United States
                Cellular Corp.+ ...    188,250        75,060
     113,964  Vodafone Group plc ..    434,313       207,783
                                   -----------   -----------
                                     2,093,707       741,103
                                   -----------   -----------
              TOTAL COMMON STOCKS . 20,499,638    14,248,281
                                   -----------   -----------

                                                   MARKET
     SHARES                            COST         VALUE
     ------                            ----        -------
              WARRANTS -- 0.5%
              METALS AND MINING -- 0.5%
       6,000  Harmony Gold Mining Co. Ltd.,
                ADR, expires
                06/29/03+ .........$         0   $    75,000
                                   -----------   -----------
              TOTAL INVESTMENTS --
                 95.2% ............$20,499,638    14,323,281
                                   ===========
              OTHER ASSETS AND LIABILITIES
                (NET) -- 4.8% ...................    722,319
                                                 -----------
              NET ASSETS -- 100.0% ..............$15,045,600
                                                 ===========
----------------
              For Federal tax purposes:

              Aggregate cost ....................$20,499,638
                                                 ===========
              Gross unrealized appreciation .....$ 2,468,006
              Gross unrealized depreciation ..... (8,644,363)
                                                 -----------
              Net unrealized appreciation/
                (depreciation) ..................$(6,176,357)
                                                 ===========
----------------
 +     Non-income producing security.

 ADR - American Depository Receipt.
 RNC - Non-Convertible Savings Shares.

                                         % OF
                                        MARKET      MARKET
GEOGRAPHIC DIVERSIFICATION               VALUE       VALUE
--------------------------              ------      ------
Europe ................................  38.7%  $ 5,543,170
North America .........................  30.9%    4,429,063
Japan .................................  14.2%    2,028,397
South Africa ..........................  12.8%    1,835,168
Asia/Pacific Rim ......................   3.4%      487,483
                                        -----   -----------
                                        100.0%  $14,323,281
                                        =====   ===========

--------------------------------------------------------------------------------
                                SELECTED HOLDINGS
                                DECEMBER 31, 2002
                                -----------------

Bank of Ireland                                           Lockheed Martin Corp.
Compagnie Financiere Richemont AG                         Newmont Mining Corp.
CRH plc                                                   Nikko Cordial Corp.
GlaxoSmithKline plc                                       Roche Holding AG
KDDI Corp.                                                USA Interactive Inc.
--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

                       THE GABELLI GLOBAL OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost $20,499,638) .   $ 14,323,281
  Dividends and reclaims receivable ........         33,001
  Receivable for Fund shares sold ..........      1,067,266
  Deferred organizational expenses .........          2,626
                                               ------------
  TOTAL ASSETS .............................     15,426,174
                                               ------------
LIABILITIES:
  Payable for Fund shares redeemed .........         27,851
  Payable for investment advisory fees .....            874
  Payable for distribution fees ............          3,014
  Payable to custodian .....................        253,970
  Other accrued expenses ...................         94,865
                                               ------------
  TOTAL LIABILITIES ........................        380,574
                                               ------------
  NET ASSETS applicable to 1,696,792 shares
    outstanding ............................   $ 15,045,600
                                               ============
NET ASSETS CONSIST OF:
  Capital stock, at par value ..............          1,697
  Additional paid-in capital ...............     26,256,580
  Accumulated net loss on investments
    and foreign currency transactions ......     (5,039,597)
  Net unrealized depreciation on investments
    and foreign currency transactions ......     (6,173,080)
                                               ------------
  TOTAL NET ASSETS .........................   $ 15,045,600
                                               ============
  SHARES OF CAPITAL STOCK:
  CLASS AAA:
  Shares of capital stock outstanding
    ($0.001 par value) .....................      1,691,657
                                               ============
  Net Asset Value, offering and redemption
    price per share ........................          $8.87
                                                      =====
  CLASS A:
  Shares of capital stock outstanding
    ($0.001 par value) .....................          4,104
                                                      =====
  Net Asset Value, and redemption
    price per share ........................          $8.86
                                                      =====
  Maximum offering price per share
    (NAV / 0.9425, based on maximum
    sales charge of 5.75% of the offering price
    at December 31, 2002) ..................          $9.40
                                                      =====
  CLASS B:
  Shares of capital stock outstanding
    ($0.001 par value) .....................          1,021
                                                      =====
  Net Asset Value and offering
    price per share ........................          $8.80(a)
                                                      =====
  CLASS C:
  Shares of capital stock outstanding
    ($0.001 par value) .....................             10
                                                      =====
  Net Asset Value and offering
    price per share ........................          $9.00(a)
                                                      =====

  (a) Redemption price varies based on length of time held.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of foreign taxes of $8,680) .   $   251,448
                                                 -----------
  TOTAL INVESTMENT INCOME ....................       251,448
                                                 -----------
EXPENSES:
  Investment advisory fees ...................       162,808
  Registration fees ..........................        49,027
  Distribution fees ..........................        40,772
  Shareholder communications expenses ........        33,600
  Shareholder services fees ..................        31,416
  Legal and audit fees .......................        30,487
  Interest expense ...........................        14,847
  Custodian fees .............................        14,276
  Organizational expenses ....................         8,001
  Miscellaneous expenses .....................         3,595
  Directors' fees ............................         1,082
                                                 -----------
  TOTAL EXPENSES .............................       389,911
                                                 -----------
  Expense reimbursement ......................      (130,752)
                                                 -----------
  TOTAL NET EXPENSES .........................       259,159
                                                 -----------
  NET INVESTMENT LOSS ........................        (7,711)
                                                 -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized loss on investments and foreign
    currency transactions ....................    (1,903,438)
  Net change in unrealized appreciation
    (depreciation) on investments and foreign
    currency transactions ....................        85,695
                                                 -----------
  NET REALIZED AND UNREALIZED LOSS
    ON INVESTMENTS AND FOREIGN
    CURRENCY TRANSACTIONS ....................    (1,817,743)
                                                 -----------
  NET DECREASE IN NET ASSETS
    RESULTING FROM OPERATIONS ................   $(1,825,454)
                                                 ===========

                See accompanying notes to financial statements.

                       THE GABELLI GLOBAL OPPORTUNITY FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                YEAR ENDED        YEAR ENDED
                                             DECEMBER 31, 2002 DECEMBER 31, 2001
                                             ----------------- -----------------
OPERATIONS:
  Net investment income (loss) ............... $     (7,711)     $    285,762
  Net realized loss on investments and foreign
    currency transactions ....................   (1,903,438)       (3,190,459)
  Net change in unrealized appreciation
    (depreciation) on investments and
    foreign currency transactions ............       85,695        (5,863,276)
                                               ------------      ------------
  NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS ..........................   (1,825,454)       (8,767,973)
                                               ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income
    Class AAA ................................           --          (196,108)
    Class A ..................................           --              (578)
    Class B ..................................           --               (31)
    Class C ..................................           --                --
                                               ------------      ------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS ......           --          (196,717)
                                               ------------      ------------
CAPITAL SHARE TRANSACTIONS:
    Class AAA ................................   (1,602,562)       (3,631,096)
    Class A ..................................       (3,515)           17,708
    Class B ..................................          535             8,750
    Class C ..................................           --           (32,220)
                                               ------------      ------------
    Net decrease in net assets from capital
      share transactions .....................   (1,605,542)       (3,636,858)
                                               ------------      ------------
  NET DECREASE IN NET ASSETS .................   (3,430,996)      (12,601,548)
NET ASSETS:
  Beginning of period ........................   18,476,596        31,078,144
                                               ------------      ------------
  End of period .............................. $ 15,045,600      $ 18,476,596
                                               ============      ============

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. ORGANIZATION. The Gabelli Global Opportunity Fund (the "Fund"), a series of Gabelli Global Series Funds, Inc. (the "Corporation"), was organized on July 16, 1993 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of four separately managed portfolios (collectively, the "Portfolios") of the Corporation. The Fund's primary objective is capital appreciation. The Fund commenced investment operations on May 11, 1998.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded in the U.S.
over-the-counter market for which market quotations are readily available are valued at the last quoted sale price on that exchange or market as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors so determines, by such other method as the Board of Directors shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are

THE GABELLI GLOBAL OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or if, after the close, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short-term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines such does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2002, there were no repurchase agreements.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market

THE GABELLI GLOBAL OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and long term capital gain distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States.

For the year ended December 31, 2002, reclassifications were made to decrease accumulated net investment loss for $7,711 and an increase to accumulated net realized loss on investments and foreign currency transactions for $1,365, with an offsetting adjustment to additional paid-in capital.

The tax character of distributions paid during the fiscal year ended December 31, 2001 was $196,717 of ordinary income. No distributions were made in 2002.

EXPENSES. Certain administrative expenses are common to, and allocated among, the Portfolios and then, among the Classes of Shares. Such allocations are made on the basis of each Portfolio's and Class' average net assets or other criteria directly affecting the expenses as determined by the Adviser.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

As of December 31, 2002, the components of accumulated earnings/(losses) on a tax basis were as follows:

      Accumulated capital loss carryforward ..........$ (5,039,597)
      Net unrealized depreciation ....................  (6,179,357)
      Net unrealized appreciation/depreciation
        on foreign receivables and payables ..........       6,277
                                                      ------------
      Total accumulated loss .........................$(11,212,677)
                                                      ============

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

The Fund has a net capital loss carryforward for Federal income tax purposes at December 31, 2002 of $5,039,597. This capital loss carryforward is available to reduce future distributions of net capital gains to shareholders. 3,134,793 of loss carryforward is available through 2009; and 1,904,804 is available through 2010.

THE GABELLI GLOBAL OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates. The Adviser has agreed to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund (exclusive of interest expense) at 1.50% of the value of the Fund's average daily net assets. For the year ended December 31, 2002, the Adviser reimbursed the Fund in the amount of $130,752. Beginning January 1, 2002 the Fund is obliged to repay the Adviser for a period of two fiscal years following the fiscal year in which the Adviser reimbursed the Fund only to the extent that the operating expenses of the Fund fall below 1.50% of average daily net assets. The cumulative amount which the Fund may repay the Adviser is $237,719.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") for each class of shares pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 2002, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $40,571 and $108 for Class AAA and Class A, respectively, or 0.25% of average daily net assets, the annual limitation under each Plan. Class B and Class C Shares incurred distribution costs of $92 and $1, respectively, or 1.00% of average daily net assets, the annual limitation under each Plan. Such payments are accrued daily and paid monthly.

5. ORGANIZATIONAL EXPENSES. The organizational expenses of the Fund are being amortized on a straight-line basis over a period of 60 months.

6. PORTFOLIO SECURITIES. Purchases and sales of securities for the year ended December 31, 2002, other than short term securities, aggregated $7,200 and $2,614,383, respectively.

7. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 2002, the Fund paid brokerage commissions of $1,175 to Gabelli & Company, Inc. and its affiliates. During the year ended December 31, 2002, Gabelli & Company, Inc. informed the Fund that it received $107 from investors representing commissions (sales charges and underwriting fees) of Fund shares.

8. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. The balance outstanding at December 31, 2002 was $254,000.

The average daily amount of borrowings outstanding within the year ended December 31, 2002 was $74,718 with a related weighted average interest rate of 2.54%. The maximum amount borrowed at any time during the year ended December 31, 2002 was $1,995,000.

9. CAPITAL STOCK TRANSACTIONS. The Fund offers four classes of shares -- Class AAA Shares, Class A Shares, Class B Shares, and Class C Shares. Class AAA Shares are offered through selected broker/dealers with no sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B Shares are subject to a contingent deferred sales charge (CDSC) upon redemption within six years of purchase. The applicable CDSC is equal to a declining percentage of the lesser of the net asset value per share at the date of original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1% CDSC for two years after purchase.

THE GABELLI GLOBAL OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
Transactions in shares of capital stock were as follows:

                                                              YEAR ENDED                       YEAR ENDED
                                                           DECEMBER 31, 2002                DECEMBER 31, 2001
                                                     ----------------------------      ---------------------------
                                                       SHARES           AMOUNT            SHARES         AMOUNT
                                                     ----------      ------------      ----------    -------------
                                                              CLASS AAA                        CLASS AAA
                                                     ----------------------------      ---------------------------
Shares sold ......................................... 4,157,271      $ 39,584,069       3,621,559    $  42,846,948
Shares issued upon reinvestment of dividends ........        --                --          18,699          184,930
Shares redeemed .....................................(4,305,052)      (41,186,631)     (3,979,504)     (46,662,974)
                                                     ----------      ------------      ----------    -------------
Net decrease ........................................  (147,781)     $ (1,602,562)       (339,246)   $  (3,631,096)
                                                     ==========      ============      ==========    =============
                                                                 CLASS A                          CLASS A
                                                     ----------------------------      ---------------------------
Shares sold .........................................     1,504      $     13,508           3,104    $      40,907
Shares issued upon reinvestment of dividends ........        --                --              58              578
Shares redeemed .....................................    (1,887)          (17,023)         (2,366)         (23,777)
                                                     ----------      ------------      ----------    -------------
Net increase (decrease) .............................      (383)     $     (3,515)            796    $      17,708
                                                     ==========      ============      ==========    =============
                                                                 CLASS B                          CLASS B
                                                     ----------------------------      ---------------------------
Shares sold .........................................        57      $        535             835    $       9,727
Shares issued upon reinvestment of dividends ........        --                --               3               30
Shares redeemed .....................................        --                --             (99)          (1,007)
                                                     ----------      ------------      ----------    -------------
Net increase ........................................        57      $        535             739    $       8,750
                                                     ==========      ============      ==========    =============
                                                                 CLASS C                          CLASS C
                                                     ----------------------------      ---------------------------
Shares sold .........................................        --      $         --          63,401    $     800,100
Shares issued upon reinvestment of dividends ........        --                --              --               --
Shares redeemed .....................................        --                --         (63,391)        (832,320)
                                                     ----------      ------------      ----------    -------------
Net increase (decrease) .............................        --      $         --              10    $     (32,220)
                                                     ==========      ============      ==========    =============

THE GABELLI GLOBAL OPPORTUNITY FUND
REPORT OF GRANT THORNTON LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
Shareholders and Board of Directors of
The Gabelli Global Opportunity Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Gabelli Global Opportunity Fund (one of the series constituting Gabelli Global Series Funds, Inc.) as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Global Opportunity Fund of Gabelli Global Series Funds, Inc. at December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

                                                          /S/ GRANT THORNTON LLP
New York, New York
January 31, 2003

THE GABELLI GLOBAL OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout each period:

                                      INCOME
                             FROM INVESTMENT OPERATIONS                      DISTRIBUTIONS
                        -------------------------------------   ---------------------------------------
                                         Net
              Net Asset    Net      Realized and      Total                      Net                    Net Asset
   Period      Value,   Investment   Unrealized       from          Net       Realized                    Value,
   Ended     Beginning    Income   Gain (Loss) on  Investment   Investment     Gain on        Total       End of     Total
December 31  of Period    (Loss)    Investments    Operations      Income    Investments  Distributions   Period    Return+
-----------  ---------- ---------- --------------  ----------   ----------   -----------  -------------  --------   -------
CLASS AAA
   2002        $10.02    $0.00(i)     $(1.15)        $(1.15)          --           --            --       $ 8.87     (11.5)%
   2001         14.24     0.13         (4.25)         (4.12)      $(0.10)          --        $(0.10)       10.02     (28.9)
   2000         18.03     0.26         (2.72)         (2.46)       (0.29)      $(1.04)        (1.33)       14.24     (13.5)
   1999         10.55     0.03          8.30           8.33           --        (0.85)        (0.85)       18.03      79.2
   1998(a)      10.00     0.09          0.91           1.00        (0.15)       (0.30)        (0.45)       10.55      10.1
CLASS A
   2002          9.99     0.00(i)       1.13          (1.13)          --           --            --         8.86     (11.3)
   2001         14.21     0.13         (4.24)         (4.11)       (0.11)          --         (0.11)        9.99     (29.0)
   2000(b)      19.77     0.27         (4.46)         (4.19)       (0.33)       (1.04)        (1.37)       14.21     (21.2)
CLASS B
   2002         10.00    (0.07)         1.13          (1.20)          --           --            --         8.80     (12.0)
   2001         14.22     0.07         (4.26)         (4.19)       (0.03)          --         (0.03)       10.00     (29.5)
   2000(b)      19.77     0.17         (4.39)         (4.22)       (0.29)       (1.04)        (1.33)       14.22     (21.3)
CLASS C(g)
   2002         10.11    (0.07)         1.04          (1.11)          --           --            --         9.00     (11.0)
   2001(h)      10.15     0.07         (0.11)         (0.04)          --           --            --        10.11     (29.0)

                            RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
              ---------------------------------------------------------------------------
                                Net        Operating         Operating
              Net Assets   Investment     Expenses to       Expenses to
   Period      End of     Income (Loss)   Average Net        Average Net       Portfolio
   Ended       Period      to Average    Assets Before      Assets Net of      Turnover
December 31   (in 000's)   Net Assets   Reimbursement(d)  Reimbursement(e)(f)    Rate
-----------   ----------  ------------  ----------------  -------------------  ----------
CLASS AAA
   2002        $15,000       (0.05)%          2.39%              1.59%               0%
   2001         18,422        1.11            2.00               1.59               31
   2000         31,023        1.50            1.79               1.50               50
   1999         26,779        0.36            1.97               1.03               49
   1998(a)       5,866        1.72(c)         4.77(c)            1.00(c)           127
CLASS A
   2002             36       (0.05)           2.39               1.59                0
   2001             45        1.11            2.00               1.59               31
   2000(b)          52        1.50(c)         1.79(c)            1.50(c)            50
CLASS B
   2002              9       (0.80)           3.14               2.34                0
   2001             10        0.36            2.75               2.34               31
   2000(b)           3        0.75(c)         2.54(c)            2.25(c)            50
CLASS C(g)
   2002            0.1       (0.80)           3.14               2.34                0
   2001(h)         0.1        0.36            2.75               2.34               31

--------------------------------

+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.

(a) From commencement of investment operations on May 11, 1998.

(b) From commencement of offering on March 1, 2000.

(c) Annualized.

(d) During the periods ended December 31, 2000, 1999 and 1998, the Adviser voluntarily reimbursed certain expenses. If such expense reimbursement had not occurred, the ratio of operating expenses to average net assets would have been as shown.

(e) The Fund incurred interest expense during the years ended December 31, 2000 and 1999. If interest expense had not been incurred, the ratios of operating expenses to average net assets net of reimbursement would have been 1.50% and 1.00%, respectively.

(f) The Fund incurred interest expense during the periods ended December 31, 2002 and 2001. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.50%, 1.50%, 2.25% and 2.25% for Class AAA, Class A, Class B and Class C, respectively.

(g) Class C shares were outstanding for the period October 27, 2000 through December 12, 2000 and for the period April 24, 2001 through May 10, 2001. Financial Highlights are not presented for Class C shares as the information for this period is not considered meaningful.

(h) From November 23, 2001, the date shares were continuously outstanding.

(i) Amount represents less than $0.005 per share.

                See accompanying notes to financial statements.

THE GABELLI GLOBAL OPPORTUNITY FUND
ADDITIONAL FUND INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below. The Fund's Statement of Additional Information includes additional information about Gabelli Global Opportunity Fund's Directors and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to Gabelli Global Opportunity Fund at One Corporate Center, Rye, NY 10580.

                         TERM OF        NUMBER OF
                       OFFICE AND     FUNDS IN FUND
NAME, POSITION(S)       LENGTH OF        COMPLEX
   ADDRESS 1              TIME         OVERSEEN BY       PRINCIPAL OCCUPATION(S)                      OTHER DIRECTORSHIPS
    AND AGE              SERVED 2       DIRECTOR         DURING PAST FIVE YEARS                        HELD BY DIRECTOR
-----------------       ----------    -------------      -----------------------                       ------------------
INTERESTED DIRECTORS 3:
----------------------
MARIO J. GABELLI       Since 1993          22        Chairman of the Board and Chief               Director of Morgan Group
Director, President and                              Executive Officer of Gabelli Asset            Holdings, Inc. (holding
Chief Investment Officer                             Management Inc. and Chief Investment          company); Vice Chairman of
Age: 60                                              Officer of Gabelli Funds, LLC and             Lynch Corporation
                                                     GAMCO Investors, Inc.; Chairman               (diversified manufacturing)
                                                     and Chief Executive Officer of Lynch
                                                     Interactive Corporation (multimedia
                                                     and services)

JOHN D. GABELLI        Since 1993           9        Senior Vice President of Gabelli &                    --
Director                                             Company, Inc. Director of Gabelli
Age: 58                                              Advisers, Inc.

KARL OTTO POHL         Since 1993          31        Member of the Shareholder Committee of         Director of Gabelli Asset
Director                                             Sal Oppenheim Jr. & Cie (private investment    Management Inc. (investment
Age: 73                                              bank); Former President of the Deutsche        management); Chairman,
                                                     Bundesbank and Chairman of its Central Bank    Incentive Capital and
                                                     Council (1980-1991)                            Incentive Asset Manage-
                                                                                                    ment (Zurich); Director at
                                                                                                    Sal Oppenheim Jr. & Cie,
                                                                                                    Zurich
NON-INTERESTED DIRECTORS:
------------------------
E. VAL CERUTTI         Since 2001           7        Chief Executive Officer of Cerutti             Director of Lynch
Director                                             Consultants, Inc.; Adviser, Iona College       Corporation
Age: 63                                              School of Business

ANTHONY J. COLAVITA    Since 1993          33        President and Attorney at Law in the law firm          --
Director                                             of Anthony J. Colavita, P.C.
Age: 67

ARTHUR V. FERRARA      Since 2001           9        Formerly, Chairman of the Board and Chief      Director of The Guardian
Director                                             Executive Officer of The Guardian Life         Life Insurance Company of
Age: 72                                              Insurance Company of America from              America; Director of The
                                                     January 1993 to December 1995; President,      Guardian Insurance &
                                                     Chief Executive Officer and a Director prior   Annuity Company, Inc.,
                                                     thereto                                        Guardian Investor Services
                                                                                                    Corporation, and 5 mutual
                                                                                                    funds within the Guardian
                                                                                                    Fund Complex

WERNER J. ROEDER, MD   Since 1993          26        Vice President/Medical Affairs of Lawrence            --
Director                                             Hospital Center and practicing private physician
Age:  62

ANTHONIE C. VAN EKRIS  Since 1993          18        Managing Director of BALMAC International, Inc.       --
Director
Age: 68

THE GABELLI GLOBAL OPPORTUNITY FUND
ADDITIONAL FUND INFORMATION (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

                         TERM OF        NUMBER OF
                       OFFICE AND     FUNDS IN FUND
NAME, POSITION(S)       LENGTH OF        COMPLEX
   ADDRESS 1              TIME         OVERSEEN BY       PRINCIPAL OCCUPATION(S)                      OTHER DIRECTORSHIPS
    AND AGE              SERVED 2       DIRECTOR         DURING PAST FIVE YEARS                        HELD BY DIRECTOR
-----------------       ----------    -------------      -----------------------                       ------------------
OFFICERS:
--------
BRUCE N. ALPERT        Since 1993          --        Executive Vice President and Chief Operating           --
Vice President and Treasurer                         Officer of Gabelli Funds, LLC since 1988 and
Age: 51                                              an officer of all mutual funds advised by Gabelli
                                                     Funds, LLC and its affiliates.  Director and
                                                     President of Gabelli Advisers, Inc.

JAMES E. MCKEE         Since 1995          --        Vice President, General Counsel and Secretary          --
Secretary                                            of Gabelli Asset Management Inc. since 1999
Age: 39                                              and GAMCO Investors, Inc. since 1993;
                                                     Secretary of all mutual funds advised by
                                                     Gabelli Advisers, Inc. and Gabelli Funds, LLC

1 Address: One Corporate Center, Rye, NY 10580, unless otherwise noted.

2 Each Director  will hold office for an  indefinite  term until the earliest of
  (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company's By-Laws and Articles of Incorporation.

3 "Interested person" of the Company as defined in the Investment Company Act of 1940. Messrs. M. Gabelli, J. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Company's investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

--------------------------------------------------------------------------------
    GABELLI FUNDS AND YOUR PERSONAL PRIVACY
    ---------------------------------------

    WHO ARE WE?

    The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

    WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

    If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

    o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

    o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

    WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

    We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, www.sec.gov.

    WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

    We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.
--------------------------------------------------------------------------------

                        Gabelli Global Series Funds, Inc.
                       THE GABELLI GLOBAL OPPORTUNITY FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                  800-422-3554
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                   Net Asset Value available daily by calling
                           800-GABELLI after 6:00 P.M.

                               BOARD OF DIRECTORS

Mario J. Gabelli, CFA                             John D. Gabelli
CHAIRMAN AND CHIEF                                SENIOR VICE PRESIDENT
INVESTMENT OFFICER                                GABELLI & COMPANY, INC.
GABELLI ASSET MANAGEMENT INC.

E. Val Cerutti                                    Karl Otto Pohl
CHIEF EXECUTIVE OFFICER                           FORMER PRESIDENT
CERUTTI CONSULTANTS, INC.                         DEUTSCHE BUNDESBANK

Anthony J. Colavita                               Werner J. Roeder, MD
ATTORNEY-AT-LAW                                   VICE PRESIDENT/MEDICAL AFFAIRS
ANTHONY J. COLAVITA, P.C.                         LAWRENCE HOSPITAL CENTER

Arthur V. Ferrara                                 Anthonie C. van Ekris
FORMER CHAIRMAN AND                               MANAGING DIRECTOR
CHIEF EXECUTIVE OFFICER                           BALMAC INTERNATIONAL, INC.
GUARDIAN LIFE INSURANCE COMPANY
OF AMERICA

                                    OFFICERS

Mario J. Gabelli, CFA                             Bruce N. Alpert
PRESIDENT AND CHIEF                               VICE PRESIDENT AND TREASURER
INVESTMENT OFFICER

James E. McKee
SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Opportunity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB403Q402SR

[GRAPHIC OMITTED]
PICTURE OF MARIO GABELLI

THE
GABELLI
GLOBAL
OPPORTUNITY
FUND

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2002